UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 per value per share	TTGT	NASDAQ Global Market

Item 7.01.	Regulation FD Disclosure.

On December 10, 2020, TechTarget, Inc. (the “Company”) issued a press release announcing the execution of an Equity Purchase Agreement, pursuant to which the Company agreed to purchase the issued and outstanding equity interests of BrightTalk Limited, a private company limited by shares incorporated in England (“BrightTalk”). The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are filed or furnished, as applicable, with this report:

Exhibit No.	Document

99.1	Press Release dated December 10, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Safe Harbor For Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this Current Report that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including statements regarding our intent, beliefs or current expectations and those of our management team. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the risk that the parties will not be able to complete the transaction on the anticipated timeline or at all; the risk that the conditions to the completion of the transaction will not be satisfied on a timely basis or at all; the risk that the Company is unable to raise requisite financing for the transaction on acceptable terms or at all; the risk that the Company will not realize the anticipated benefits of the transaction; the risk that the Company will not be able to successfully integrate BrightTalk’s business into the Company’s business; the risk that the Company will incur higher than expected or unexpected costs in connection with the transaction; the risk that the Company will not be able to retain or hire key personnel; the risk that disruption from the transaction may adversely affect the Company’s business, including its relationships with its customers and employees; and such other factors as are set forth in the risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechTarget, Inc.

Date: December 10, 2020	By:	/s/ Daniel Noreck
Daniel Noreck
Chief Financial Officer and Treasurer